CONSENT OF INDEPENDENT AUDITORS
                          -------------------------------


                                                 April 22, 1999

     As  independent  auditors,  we  hereby  consent  to  the  incorporation  by
reference  in  this  Form  10SB  Statement  of  our  report,   relating  to  the
consolidated financial statements and financial statement schedules of Scottsdale Scientific, Inc. for the years ended December 31, 1997 and 1998, included on Form 10SB for the years ended December 31, 1997 and 1998.

                                                 /s/ Clancy and Co.
                                                 ------------------
                                                 CLANCY AND CO., P.L.L.C.
                                                 Certified Public Accountants

                                      E-34
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